                                                                    EXHIBIT 10.4

                             NOTE PURCHASE AGREEMENT


This Agreement shall be effective as of September 30, 2002.

Whereas, CNA Financial Corporation ("Lender"), a Delaware corporation, executed a Guaranty dated as of September 30, 2002 ("Guaranty") in favor of LaSalle Bank National Association ("LaSalle") as administrative agent under that certain Credit Agreement between CNA Surety Corporation ("Borrower"), a Delaware corporation, and LaSalle dated as of September 30, 2002 (the "Credit Agreement"), all as such terms are defined in the Credit Agreement and Guaranty; and

Whereas, if Lender has to loan Borrower funds to reduce its commitment under the Credit Amendment as described in the Credit Agreement and Guaranty (the "Loan"), Borrower will be indebted to Lender for such amounts (such total amount, the "Loan Amount") and wishes to create a note evidencing such indebtedness (the "Note") and other agreements describing the terms of the repayment of such Note and other provisions applicable to the Loan, and Lender is willing to accept such Note and its repayment terms and other provisions, Borrower and Lender hereby agree as follows:

1. Definitions - The following terms when used herein shall have the meaning described below:

ACCRUED INTEREST - shall mean i) from December 2, 2002 to February 28, 2003, the amount of interest on the outstanding Loan Amount of the Note computed as 400 basis points plus the interest rate published by Bloomberg L.P. on December 2, 2002 as the three month London interbank offering rate in U.S. dollars at approximately 11:00 a.m. (London time) times the actual days in any interest period divided by 360 times the Loan Amount outstanding during such interest period and ii) in addition to i) above, $10,000 per day from December 31, 2002 until all amounts due and outstanding under the Note and this agreement are paid (including accrued but unpaid interest, fees and expenses). If any interest rate or amount hereunder shall be found to be usurious or otherwise unenforceable, such rate or amount shall be reduced to the highest interest rate or amount allowed by law to be charged for this loan.

DUE DATE - shall mean February 28, 2003.

LOAN AMOUNT - shall mean the amount of funds actually loaned to Borrower by Lender under this agreement as set forth in the Schedule to the Notes up to a maximum amount of $16,000,000 (which shall consist of the actual amounts loaned by Lender to Borrower of the following items: i) the payment of the $15,000,000 commitment reduction by Borrower under the Credit Agreement, ii) accrued but unpaid interest on the $15,000,000 commitment reduction and iii) any fees and expenses incurred by LaSalle in collecting on the Guaranty) less any principal payments received by Lender from Borrower and applied to the reduction of the principal amount of the Note.

2. Repayment - On the Due Date, Borrower shall deliver to the order of Lender the Loan Amount along with Accrued Interest thereon in immediately available funds. Promptly thereafter, Lender shall cancel the Note and return such canceled Note to Borrower. Borrower shall pay Lender for the fees and expenses incurred by it (including reasonable attorneys' fees and expenses) in collecting any amounts due under this Note.

3. Prepayment - At any time during which the Note is outstanding, Borrower may reduce the amounts due under the Note without penalty by delivery of immediately available funds to such account as may be designated by Lender. Such prepayment shall first be applied to fees and expenses (if any), then to Accrued Interest and finally, as a permanent reduction of the Loan Amount of the Note and Lender shall have no obligation to extend further credit to Borrower.

4. Warranties of Borrower - Borrower hereby represents and warrants that it is legally incorporated and validly existing in its domiciliary jurisdiction; and that the execution of this Agreement and the Note related to it are each executed by authorized parties, and as such constitute valid obligations of Borrower which are enforceable in accordance with their terms.

5. Governing Law - This Agreement and the Note contemplated thereby shall be construed, interpreted and enforced under the laws of the State of Illinois without reference to the conflicts of laws provisions thereof.



IN WITNESS WHEREOF, and with the intention to be legally bound, the parties have executed this Agreement and delivered and received the Note as described herein as of the date first written above.



CNA FINANCIAL CORPORATION                      CNA SURETY CORPORATION


By:                                            By:
   ------------------------------------           ------------------------------
   Senior Vice President and Controller           Senior Vice President


CNA FINANCIAL CORPORATION


By:
   ------------------------------------
   Senior Vice President

                                 PROMISSORY NOTE



In consideration of the payment of certain funds to CNA Surety Corporation ("Borrower"), a Delaware corporation, the receipt of which is hereby acknowledged, Borrower hereby promises to pay to the order of CNA Financial Corporation ("Lender"), a Delaware corporation, up to the maximum Loan Amount of $16,000,000 together with Accrued Interest on the amount actually loaned and other fees and expenses, if any, in immediately available funds on the Due Date, as such terms are defined in that certain Note Purchase Agreement dated as of September 30, 2002 between Borrower and Lender. The Loan Amount shall be endorsed by the Lender on the schedule attached to this Note.


CNA SURETY CORPORATION


By:
   -----------------------------
   Senior Vice President

            SCHEDULE ATTACHED TO NOTE DATED AS OF SEPTEMBER 30, 2002
                            OF CNA SURETY CORPORATION
               PAYABLE TO THE ORDER OF CNA FINANCIAL CORPORATION.


        Date
---------------------
  Notation Made By

  Outstanding Loan
       Amount

  Fees & Expenses

Amount of Repayment
for Fees & Expenses

  Remaining Fees &
      Expenses

  Accrued Interest

Amount of Repayment
for Accrued Interest

 Remaining Accrued
      Interest

Amount of Principal
     Repayment

Remaining Principal
      Balance

    CONTINUATION OF SCHEDULE ATTACHED TO NOTE DATED AS OF SEPTEMBER 30, 2002
                            OF CNA SURETY CORPORATION
                PAYABLE TO THE ORDER OF CNA FINANCIAL CORPORATION

        Date
---------------------
  Notation Made By

  Outstanding Loan
       Amount

  Fees & Expenses

Amount of Repayment
for Fees & Expenses

  Remaining Fees &
      Expenses

  Accrued Interest

Amount of Repayment
for Accrued Interest

 Remaining Accrued
      Interest

Amount of Principal
     Repayment

Remaining Principal
      Balance